UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2003

 CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road Pineville, Louisiana (Address of principal executive offices)	71360-5226 (Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Item 5.                        Other Events.

                        On August 29, 2003, Cleco Corporation (the "Company") announced that its Perryville Energy Partners LLC subsidiary intends to seek damages against Mirant Corporation and its affiliates if a bankruptcy court overseeing Mirant's Chapter 11 filing approves a request from Mirant's energy marketing subsidiary to reject its tolling agreement with Perryville Energy Partners.  For additional information regarding the tolling agreement and Mirant's bankruptcy proceedings, please refer to the press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein.

Item 7.                        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

99.1     Press Release issued August 29, 2003 regarding the Company's intention to seek damages if the Perryville tolling agreement is rejected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION
Date: August 29, 2003	By: /s/Kathleen F. Nolen
[Kathleen F, Nolen] [Treasurer]

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued August 29, 2003 regarding the Company's intention to seek damages if the Perryville tolling agreement is rejected.